EXHIBIT 10.1

                                 DSI TOYS, INC.
                                  COMMON STOCK
                           (PAR VALUE $0.01 PER SHARE)
                             UNDERWRITING AGREEMENT

                                                           Boston, Massachusetts
                                                                    May 28, 1997

TUCKER ANTHONY INCORPORATED
SUTRO & CO. INCORPORATED
 As Representatives of the
 Several Underwriters
c/o Tucker Anthony Incorporated
One Beacon Street
Boston, Massachusetts 02108

Ladies and Gentlemen:

      DSI Toys, Inc., a Texas corporation (the "Company"), and The Tommy Moss Living Trust (the "Firm Selling Stockholder") confirm their agreement with Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co. Incorporated ("Sutro"), and each of the other underwriters, if any, named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Tucker Anthony and Sutro are acting as representatives (in such capacity, Tucker Anthony and Sutro are herein called the "Representatives"), with respect to the sale by the Company and the Firm Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 3,000,000 shares of the common stock, $0.01 par value per share, of the Company ("Common Stock"), of which 2,500,000 shares are to be sold by the Company and 500,000 shares are to be sold by the Firm Selling Stockholder (collectively, the "Firm Shares"), and with respect to the grant by the Company, the Firm Selling Stockholder, and Hibernia Corporation (the "Option Selling Stockholder" and, together with the Firm Selling Stockholder, the "Selling Stockholders") to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase therefrom all or any part of 450,000 additional shares of Common Stock for the purpose of covering over-allotments, if any. The Firm Shares and all or any part of the shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Shares") are hereinafter collectively referred to as the "Shares." The Company has also agreed to issue to the Representatives "Representatives' Warrants" (defined below) to purchase up to 250,000 shares of Common Stock. The words "you" and "your" refer to the Representatives of the Underwriters.

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1.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
      STOCKHOLDERS.

      I. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date, as defined in
Section 2(c) hereof, and the Option Closing Date, as defined in Section 2(b) hereof, if any, as follows:

            (a) A registration statement on Form S-1 (File No. 333-23961) with respect to the Shares, the Representatives' Warrants, and the shares issuable upon exercise of the Representatives' Warrants (the "Underwriters' Warrant Shares") including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable Rules and Regulations (as defined below) of the Securities and Exchange Commission (the "Commission") and has been filed with the Commission; such amendments to such registration statement, and such amended prospectuses subject to completion, as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, and such amended prospectuses subject to completion, as may hereafter be required. Copies of such registration statement and each such amendment, each such related prospectus subject to completion (collectively, the "Preliminary Prospectuses" and individually, a "Preliminary Prospectus"), each document incorporated by reference therein and each exhibit thereto have been delivered to you. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

      If the registration statement has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission, pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to the registration statement (including a final form of prospectus), the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations under the Act. If the registration statement has not been declared effective under the Act by the Commission,the Company will prepare and promptly file a further amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as hereinafter used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits in the form in which it became or becomes, effective (including, if the Company omitted information from the registration statement pursuant to Rule

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430A(a) of the Rules and Regulations under the Act, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations under the Act) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act. The term
"Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such registration statement at the time it became or becomes effective, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus on file with the Commission at the time the registration statement became or becomes effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations under the Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein.

            (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, at the time of filing thereof, or instituted proceedings for that purpose, and each such Preliminary Prospectus, at the time of filing thereof, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, at the time of filing thereof, has not included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading and at the time the Registration Statement became or becomes effective and at all times subsequent thereto up to and including the Closing Date (as hereinafter defined) and any Option Closing Date (as hereinafter defined), and during such longer period as the Prospectus may be required to be delivered in connection with sales by an Underwriter or a dealer, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and conformed and will conform in all material respects to the requirements of the Act and the

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Rules and Regulations, and (ii) neither the Registration Statement nor the
Prospectus, nor any amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations, and as of the date any such document was or is filed with the Commission under the Exchange Act such document did not, and on the Closing Date and on any Option Closing Date will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas. Each of the subsidiaries of the Company (collectively, the "Subsidiaries" and individually, a "Subsidiary") has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company and each of the Subsidiaries are duly qualified and licensed as a foreign corporation and in good standing in each jurisdiction in which their respective operations requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or on the business affairs, position, prospects, value, operation, properties, business or results of operation of the Company and the Subsidiaries taken as a whole whether or not arising in the ordinary course of business (a "Material Adverse Effect"). The Company and each of the Subsidiaries have all requisite power and authority, and have obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, the United States Environmental Protection Agency and those other officials and bodies having jurisdiction over similar matters), to own or lease their respective properties and conduct their respective businesses as described in the Prospectus (collectively, "Government Approvals"), except where the failure to so obtain any such Government Approval would not have a Material Adverse Effect; the Company and each of the Subsidiaries are and have been doing business in compliance with all such Government Approvals, except where the failure to so comply would not have a Material Adverse

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Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government Approvals. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except a set forth on Exhibit 1 are owned by the Company free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for, shares of capital stock of or ownership interests in any of the Subsidiaries are outstanding.

            (d) The Company has the duly authorized, issued and outstanding capitalization set forth in the Prospectus under "Capitalization" based upon the assumptions set forth therein and would have had the as adjusted capitalization set forth therein based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement (except as disclosed in the Prospectus) providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the warrant agreement executed simultaneously with this Agreement between the Company, Tucker Anthony and Sutro setting forth the terms of the Representatives' Warrants (the "Warrant Agreement"). The Shares, the Representatives' Warrants and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities. The Shares have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and are not and will not be subject to any preemptive or other rights to subscribe for or purchase securities; the holders thereof will not be subject to any liability solely as such holders; and the certificates representing the Shares will be in due and proper form as previously authorized by the Company. The Representatives' Warrant Shares have been validly authorized and reserved for issuance upon exercise of the Representatives' Warrants and, when issued in accordance with the Warrant Agreement, will be validly issued, fully paid and non-assessable and free of preemptive rights.

            (e) The audited and unaudited consolidated financial statements of the Company, together with the notes and schedules thereto, included in the Registration Statement, each Preliminary

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Prospectus and the Prospectus fairly present the financial position and the results of operations, changes in cash flows and changes in stockholders' equity of the Company at the respective dates and for the respective periods to which they apply; and each of such audited consolidated financial statements has been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved, all adjustments necessary for a fair presentation of results for such periods have been made and such unaudited consolidated financial statements have been prepared on a basis substantially consistent with that of such audited consolidated financial statements. Except as described in the Prospectus, there has been no change or development involving a Material Adverse Effect since the date of the consolidated financial statements included in any of the Preliminary Prospectuses, the Prospectus and the Registration Statement, and the outstanding debt, the property, both tangible and intangible, and the business of the Company and each of the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The summary and selected consolidated financial and statistical data included in the Registration Statement and the Prospectus present fairly the or incorporated by reference information shown therein and have been compiled on a basis consistent with the unaudited and audited consolidated financial statements included therein. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor any of the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

            (f) Price Waterhouse LLP ("Price Waterhouse"), whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

            (g) (i) The Company and each of the Subsidiaries has paid all material federal, state, local and foreign taxes for which they are respectively liable and which are due and payable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended, and (ii) none of the Company or any Subsidiary has any tax deficiency or claims outstanding, assessed or, to their knowledge, proposed against it.

            (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Shares, (ii) the purchase by the Underwriters of the Shares, or
(iii) the consummation by the
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Company and the Selling Stockholders of any of their respective obligations under this Agreement.

            (i) The Company and each of the Subsidiaries maintain insurance of the types and in the amounts which the Company reasonably believes to be adequate for their respective businesses, all of which insurance is in full force and effect.

            (j) Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or, to the Company's knowledge, threatened against (or currently existing or previously occurring facts or circumstances that provide a basis for the same), or involving the properties or business of the Company or any of the Subsidiaries, that (i) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, (ii) is required to be disclosed in the Registration Statement that is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all material respects), (iii) would have a Material Adverse Effect or (iv) relates to or affects the Company or processes or products which the Company designed, developed, licenses, uses, manufactures or markets which, if adversely determined, would have a Material Adverse Effect.

            (k) The Company has full legal right, power and authority to enter into this Agreement and the Warrant Agreement and to consummate the transactions provided for herein and therein; and this Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company. This Agreement, assuming it has been duly authorized, executed and delivered by the Underwriters, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement, its performance hereunder, its consummation of the transactions contemplated herein or the conduct of its business and that of each of the Subsidiaries as described in the Registration Statement, the Prospectus and any amendments or supplements thereto conflicts with or will conflict with in any material respect or results, or will result, in any breach or violation of any of the material terms or provisions of, or constitutes, or will constitute, a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance,

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pledge, security interest, defect or other restriction on equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or any of the Subsidiaries, pursuant to the terms of (i) the corporate charter, operating agreement or by-laws of the Company or any of the Subsidiaries, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject or
(iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties. The Representatives' Warrants, when issued and sold to you in accordance with the Warrant Agreement will have been authorized and validly issued and will constitute the legal, valid, and binding obligations of the Company, entitled to the benefits of the Warrant Agreement.

            (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Shares pursuant to the Prospectus and the Registration Statement, or the performance of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act, the Exchange Act or the Rules and Regulations or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares.

            (m) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or to which any of their respective assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company or such Subsidiaries, and, assuming due authorization, execution and delivery by the other parties thereto, constitute the legal, valid and binding agreements of the Company and such Subsidiaries enforceable against the Company and such Subsidiaries in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable

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law). The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents that are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement that are not described or filed as required, and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies.

            (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor any of the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money (except for borrowings made pursuant to the Company's and the Subsidiaries' existing credit agreements), (ii) entered into any transaction which could reasonably be expected to have a Material Adverse Effect or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

            (o) Except as disclosed in the Registration Statement, no material default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which any of the property or assets (tangible or intangible) of the Company or any of the Subsidiaries is subject or affected.

            (p) The Company and each of the Subsidiaries have a generally satisfactory employer-employee relationship with their respective employees and are in compliance with all federal, state, local, and, where applicable, foreign, laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to so comply would not have a Material Adverse Effect. To the Company's knowledge, there are no pending investigations involving the Company or any of the Subsidiaries by the United States Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. To the Company's knowledge, there is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations

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Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries, and no such strike, picketing, boycott, dispute, slowdown or stoppage has ever occurred. No representation question exists respecting the employees of the Company or any of the Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of the Subsidiaries. There are no expired or existing collective bargaining agreements of the Company or any of the Subsidiaries.

            (q) Neither the Company nor any of the Subsidiaries has incurred any liability arising under or as a result of the application of the provisions of the Act.

            (r) Except as disclosed in the Prospectus or Exhibit 2 hereto, neither the Company nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" (collectively, the "ERISA Plans") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). With respect to any "defined benefit plan," as defined in Section 3(35) of ERISA, that the Company or any of the Subsidiaries, now or at any time previously, maintains or contributes to, all applicable federal laws and regulations have been complied with, except for such instances of noncompliance which, either singly or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has ever completely or partially withdrawn from a "multiemployer plan."

            (s) The Company and its Subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

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            (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (u) The Company has not distributed and will not distribute (within the meaning of Rule 140 of the Rules and Regulations under the Act) any offering material in connection with the offering and sale of the Shares, other than the Prospectus, any Preliminary Prospectus, the Registration Statement and other materials permitted by the Act.

            (v) No holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right, except as may have been waived, to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company within 180 days of the date hereof or to require the Company to file a registration statement under the Act during such 180 day period.

            (w) The Company has not taken and will not take, directly or indirectly (except for any action that may be taken by the Underwriters), any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

            (x) Except to the extent disclosed in the Prospectus, (i) the Company and each of the Subsidiaries own or possess, or have a license or other right to use, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), technology, trademarks, service marks and trade names, together with all applications for any of the foregoing, currently used or held for use by them in connection with their respective businesses, except where the failure to own or possess, alone or in aggregate, would not have a Material Adverse Effect on the Company, (ii) neither the Company nor any of the Subsidiaries has received any notice of

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infringement of or conflict with asserted rights of others with respect to any of the foregoing which has not been finally resolved and (iii) except as set forth in the Registration Statement, neither the Company nor any of the Subsidiaries is obligated or under any liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent right, license, invention, trademark, service mark, trade name, copyright, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

            (y) The Company and each of the Subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus (including the financial statements included or incorporated by reference therein) to be owned or leased by them, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions on equity of any kind whatsoever, other than (i) those referred to in the Prospectus (including such financial statements), (ii) liens for taxes not yet due and payable and (iii) mechanics, materialmen, warehouse and other statutory liens arising in the ordinary course of business which, either individually or in the aggregate, do not have a Material Adverse Effect.

            (z) Except as described in the Prospectus under "Underwriting" and on the cover page thereof, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of the Subsidiaries or any of their respective officers, directors, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

            (aa) Quotations and last sale data with respect to the Company's Common Stock will be reported on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ-NM") under the symbol "DSIT" and the Company knows of no currently existing reason or set of facts which is likely to result in the inability or refusal to so quote the Common Stock or the Shares.

            (ab) The Company is not an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" for, an "investment company", as such terms are defined in the

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Investment Company Act of 1940, as amended (the "1940 Act"), or subject to regulation under the 1940 Act.

            (ac) Any certificate signed by any officer of the Company and delivered to the Underwriters or to the Underwriters' Counsel (as hereinafter defined) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            (ad) The Company has delivered to the Representatives written agreements, in form and substance satisfactory to the Representatives, with each of its directors and executive officers who own Common Stock, the Selling Stockholders, and certain other holders of the Company's securities (each such person is named in Schedule C hereto), to the effect that, among other things, such person will not, for a period ending 180 days after the date of the Prospectus, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise sell or dispose of shares of Common Stock or other capital stock of the Company, any options, rights or warrants to purchase shares of Common Stock or other capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of Common Stock or other capital stock of the Company now owned by such person or subsequently acquired (or as to which such person now or hereafter has the right to direct the disposition of) otherwise than hereunder or with the prior written consent of Tucker Anthony; provided, however, that such agreements may contain an exception providing that such persons during such period may, without such consent, convey shares of Common Stock (i) by gift to immediate family members or (ii) by will or intestacy to immediate family members provided in both cases that such transferees enter into agreements for the benefit of the Underwriters containing all of the restrictions set forth in this Section 1.I.(ad) with respect to such shares of Common Stock.

      II. Each Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company as of the date hereof and as of the Closing Date, as defined in Section 2(c) hereof, and the Option Closing Date, as defined in Section 2(b) hereof, if any, that:

            (a) Such Selling Stockholder as of the Closing Date and the Option Closing Date, as applicable, will have valid marketable title to such of the Shares as are to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; such Selling Stockholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and upon delivery of

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such Shares and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

            (b) Such Selling Stockholder has duly authorized, executed and delivered, in the form heretofore furnished to the Representatives, a Power of Attorney (the "Power of Attorney") appointing M.D. Davis and Thomas V. Yarnell as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Custody Agreement (the "Custody Agreement") with American Stock Transfer & Trust Company named therein, as custodian (the "Custodian"); each of the Power of Attorney and such Custody Agreement constitutes a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law; and each of such Attorneys approved by such Selling Stockholder, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(j) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares as are to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement and to pay all expenses in connection therewith.

            (c) All authorizations, approvals, consents and orders necessary for the execution and delivery on behalf of the Selling Stockholder of the Power of Attorney and the Custody Agreement, the execution and delivery on behalf of such Selling Stockholder of this Agreement, and the sale and delivery of the Shares as are to be sold by such Selling Stockholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; and the Selling Stockholder has full right, power and authority to enter into and perform its obligations under the Power of Attorney

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and the Custody Agreement and this Agreement, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

            (d) Such Selling Stockholder will not, for a period ending 180 days after the effective date of the Registration Statement, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase, or otherwise sell or dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, owned directly by such Selling Stockholder or with respect to which such Selling Stockholder has the power of disposition, otherwise than hereunder or with the prior written consent of Tucker Anthony. In addition, for a period beginning 181 days after the commencement of the Offering and ending 360 days thereafter, the Firm Selling Stockholder may only sell up to 2,000 shares of Common Stock per day (but in no event more than 20,000 shares of Common Stock during any calendar month) in transactions that comply with sections (f) and (g) of Rule 144 under the Securities Act of 1933, as amended. Such Selling Stockholder agrees and consents to the entry of stop transfer instruction with the Company's transfer agent against the transfer of shares of Common Stock held by such Selling Stockholder except in compliance with the foregoing restrictions.

            (e) Certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been or will be placed in custody with the Custodian for the purpose of effecting delivery of such Shares hereunder.

            (f) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or default under any bond, debenture, note or other evidence of indebtedness, or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any Shares as are to be sold by such Selling Stockholder hereunder may be bound

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or result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body.

            (g) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

            (h) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

            (i) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Shares as are to be sold by such Selling Stockholder that is contained in such representations and warranties of such Selling Stockholder, in the Selling Stockholder's Power of Attorney or set forth in the Registration Statement and the Prospectus is, and on the Closing Date and on the Option Closing Date, as applicable, will be, true, correct and complete, and does not, and on the Closing Date and on the Option Closing Date, as applicable, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (j) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date or the Option Closing Date, as applicable, and will advise one of its Attorneys prior to the Closing Date or Option Closing Date, as applicable, if any statement to be made on behalf of the Selling Stockholder in the certificate contemplated by Section 6.I.(j) would be inaccurate if made of the Closing Date or the Option Closing Date, as applicable.

            (k) The Selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement.

2.    PURCHASE, SALE AND DELIVERY OF THE SHARES.

      (a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell 2,500,000 Firm Shares and the Representatives' Warrants to the several Underwriters, the Firm Selling Stockholder agrees to sell

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to the several Underwriters the number of Firm Shares set forth on Schedule B opposite the name of Firm Selling Stockholder, and each Underwriter, severally and not jointly, agrees to purchase that number of Firm Shares set forth in Schedule A opposite its name plus any additional number of Firm Shares that such Underwriter may become obligated to purchase pursuant to the provisions of
Section 11 hereof.

      As of the Closing Date, certificates in negotiable form for the total number of Shares (or securities exercisable for such Shares in negotiable form together with the exercise price thereon in cash) to be sold hereunder by the Selling Stockholders will have been placed in custody with the Custodian pursuant to the Custody Agreements executed by the Selling Stockholders for delivery of all Shares to be sold hereunder by the Selling Stockholders. The Selling Stockholders specifically agree that the Shares represented by the certificates held and to be held in custody for the Selling Stockholders under the Custody Agreements are subject to the interests of the Underwriters hereunder, and that the obligations of the Selling Stockholders hereunder shall not be terminable by any act or deed of such Selling Stockholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including without limitation, the bankruptcy, insolvency, dissolution, liquidation or termination of the Selling Stockholders) or by the occurrence of any other event or events, except as set forth in the Custody Agreements. If any such event should occur prior to the delivery to the Underwriters of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred, regardless of whether or not the Custodian shall have received notice of such event.

      (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained and upon not less than two business days' notice from the Representatives of the Underwriters, for a period of forty-five days from the effective date of this Agreement, the Company and the Selling Stockholders grant to the Underwriters an option to purchase up to 450,000 Option Shares (such Option Shares, if less than the aggregate amount, to be apportioned first between the Selling Stockholders on a pro rate basis based on the maximum amount of Option Shares which the Selling Stockholders are obligated to sell to the Underwriters pursuant to this Section 2(b) and then from the Company, adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares). Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. Option Shares shall be purchased severally for the account of the Underwriters in

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proportion to the number of Firm Shares set forth opposite the name of such
Underwriters in Schedule A hereto. (The time and date of delivery of any of the Option Shares is herein called the "Option Closing Date.") The respective purchase obligations of each Underwriter with respect to the Option Shares may be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share increments. The price of both the Firm Shares and any Option Shares shall be $7.40 per share.

      (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares and the Option Shares shall be made on each of the Closing Date and the Option Closing Date, respectively, by wire transfer of immediately available funds, payable to the order of the Company and the Custodian, as applicable, at the offices of Tucker Anthony at One Beacon Street, Boston, Massachusetts, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholders or, if mutually agreed to by the Company and the Representatives, by wire transfer, upon delivery of certificates (in form and substance satisfactory to the Representatives) representing such securities to the Representatives. Delivery and payment for the Firm Shares shall be made at 10:00 a.m. (Eastern Time) on the third business day following the public offering, or at such other time and date as shall be agreed upon by the Representatives and the Company. The time and date of payment for and delivery of the Firm Shares is herein called the "Closing Date." In the event that any or all of the Option Shares are purchased by the Underwriters, the date and time at which certificates for Option Shares are to be delivered shall be determined by the Representatives and the Company but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date. Certificates for the Firm Shares and the Option Shares, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representatives may request in writing at least two (2) business days prior to the Closing Date or the Option Closing Date, as applicable. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Representatives at such office or such other place as the Representatives may designate for inspection and packaging not later than 9:30 a.m. (Eastern Time) on the last business day prior to the Closing Date or the Option Closing Date, as applicable.

      (d) As of the Closing Date, the Company will issue and sell to you or, at your direction, to your bona fide officers, for a total purchase price of $2,500, warrants entitling the holders to purchase 250,000 shares of Common Stock (equal to 10% of the Firm

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Shares being sold by the Company) at $10.80 per Share (135% of the public offering price on the Effective Date) (the "Representatives' Warrants") for a period of four years commencing one year after the effective date of the Registration Statement. The Representatives' Warrants include the terms set forth in the Warrant Agreement. You may designate that the Representatives' Warrants be issued to your bona fide officers only if you determine that such issuances would not violate the interpretations of the NASD relating to the review of corporate financing arrangements. No sale, transfer, assignment, or hypothecation of the Underwriter's Warrants shall be made for a period of five
(5) years from the effective date of the Registration Statement except to bona fide officers of the Underwriter and officers or partners of selected dealers. The holders of the Representatives' Warrants will be entitled to the registration rights set forth in the Warrant Agreement.

3.    PUBLIC OFFERING OF THE SHARES.

      As soon after the Registration Statement becomes effective as the Representatives deem advisable, the Underwriters shall make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus.

4.    COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER.

      I.    The Company agrees with each of the Underwriters as follows:

            (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify the Representatives, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Company will provide evidence satisfactory to the Representatives that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations under the Act, it will provide evidence satisfactory to the Representatives that the Prospectus contains such information

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and has been filed with the Commission within the time period prescribed; it will notify the Representatives promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon the Representatives' request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify the Representatives of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) to deliver a prospectus nine months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed incorporated therein by reference) which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and the Rules and Regulations under the Act. The Company will furnish to the Representatives at or prior to the filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

            (b) The Company will advise the Representatives, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to

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obtain its withdrawal at the earliest possible moment if such stop order should be issued.

            (c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

            (d) The Company will furnish to each of the Underwriters, as soon as available, copies of the Registration Statement (three of which, to be delivered to the Representatives, will be manually signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendment or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

            (e) The Company will make generally available to its stockholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve-month period beginning after the effective date of the Registration Statement.

            (f) The Company will file Form SR in conformity with the requirements of the Act and the Rules and Regulations.

            (g) During a period of five years after the date hereof, the Company will furnish to its stockholders, to the extent required by applicable laws or the Rules and Regulations, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and each of the Underwriters, upon written request (i) concurrently with furnishing to its stockholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's stockholders;

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(ii) concurrently with furnishing to its stockholders, a balance sheet of the
Company as of the end of such fiscal year, together with statements of operations, cash flows and stockholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants; (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD; (v) every material press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company or any of the Subsidiaries; and (vi) any additional information of a public nature concerning the Company or any of the Subsidiaries, or their respective businesses, which you may reasonably request. During such five year period the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and the Subsidiaries are consolidated, and shall be accompanied by similar financial statements for any Subsidiary which is not so consolidated.

            (h) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

            (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

            (j) The Company will cause the transfer agent for the Common Stock to register the transfer of the Shares upon their presentation in proper form for transfer by the Selling Stockholder and to have certificates representing the Shares available to you as required hereunder; provided, that the Company shall not be required to take any action unless the Registration Statement is then effective under the Act.

            (k) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement under Section 10(a), the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses up to $50,000 plus reasonable fees and disbursements of Underwriters' Counsel up to $125,000) incurred by the Underwriters in investigating, preparing to market and marketing the Shares.

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            (l) If at any time during the 90-day period after the Registration
Statement becomes effective, any publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such publication or event.

            (m) For a period ending 180 days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock, any options, rights or warrants with respect to any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for Common Stock other than the sale of the Shares and the Option Shares to be sold by the Company hereunder, and the Company's issuance of shares of Common Stock pursuant to the exercise of currently outstanding stock options and warrants or grants of options under the Company's 1997 Stock Option Plan.

      II. The Selling Stockholders agree with each of the Underwriters and the Company that in order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Stockholders shall deliver to you prior to or on the Closing Date or the Option Closing Date, as applicable, a properly completed and executed United States Treasury Department Form W-9 or Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5.    PAYMENT OF EXPENSES.

      (a) The Company and the Selling Stockholders hereby agree to pay on each of the Closing Date and the Option Closing Date (to the extent not paid on the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iii), (v) and (vii) below) incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement (provided that as between the Company and the Selling Stockholders their relative obligations to pay shall be in such a manner as the Company and the Selling Stockholders have agreed or shall agree), including, without limitation,
(i) the fees and expenses of

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accountants and counsel for the Company and the Selling Stockholder, (ii) all
costs and expenses incurred in connection with the preparation, duplication, printing, filing (including the filing fees of the Commission), mailing (including postage with respect thereto) and delivery of the Registration Statement, the Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto, including the cost of all copies thereof supplied to the Underwriters in quantities as hereinabove stated, (iii) all costs and expenses incurred in connection with the printing, mailing and delivery of this Agreement, the Selected Dealer Agreements, the Agreement Among Underwriters, Underwriters' Questionnaires, Underwriters' Powers of Attorney, the Selling Stockholders' Powers of Attorney and Custody Agreements and related documents, including the cost of all copies thereof supplied to the Underwriters in quantities as hereinabove stated, (iv) the printing, engraving, issuance and delivery of the Shares, including any transfer or other taxes payable thereon,
(v) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a Blue Sky Memorandum and any supplements or amendments thereto and disbursements and fees of Underwriters' Counsel, in connection therewith, (vi) fees and expenses of the Company's transfer agent, (vii) fees and expenses incurred in connection with the review by the NASD of certain of the matters set forth in this Agreement, and (viii) the fees and expenses incurred in connection with the listing of the Shares on the NASDAQ-NM and any other exchange.

      (b) If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6, Section 10(b) or Section 12, unless the basis upon which the Representatives terminate this Agreement results from the default or omission of any Underwriter, the Company shall reimburse and indemnify the Underwriters for all of their reasonable out-of-pocket expenses (provided that as between the Company and the Selling Stockholders their relative obligations to pay shall be in such a manner as the Company and the Selling Stockholders have agreed or shall agree), including the fees and disbursements of Underwriters' Counsel, and the Blue Sky fees and expenses identified in Section 5(a)(v) above.

6.    CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

      I. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date and the Option Closing Date, if any, as if they had been made on and as of the Closing Date or the Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company made pursuant to the

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provisions hereof; and the performance by the Company and the Selling
Stockholders on and as of the Closing Date and the Option Closing Date, if any, of its respective covenants and obligations hereunder and to the following further conditions:

            (a) The Registration Statement shall have become effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations under the Act, the price of the Shares and any other information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations under the Act within the prescribed time period, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations under the Act.

            (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that, in the Representatives' opinion or in the opinion of Underwriters' Counsel, is material, or omits to state a fact that, in the Representatives' opinion or in the opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact that, in the Representatives' opinion or in the opinion of Underwriters' Counsel, is material, or omits to state a fact that, in the Representatives' opinion or in the opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) On the Closing Date and the Option Closing Date, if any, the Representatives shall have received from Representatives' Counsel the favorable opinion to the effect that:

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            (i) the capital stock of the Company, including, without limitation, the Common Stock, conforms in all material respects to the description thereof contained in the Prospectus;

            (ii) the Registration Statement is effective under the Act, and if applicable, the filing of all pricing and other information has been timely made in the appropriate form under Rule 430A of the Rules and Regulations, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened by the Commission. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent certified public accountants for the Company and the Representatives, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to in subparagraph (i) above of this Section 6(c)), no facts have come to the attention of such counsel (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) that lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or any Preliminary Prospectus (other than information omitted pursuant to Rule
      430A) or the Prospectus or any amendment or supplement thereto as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules and other financial and statistical data included in any Preliminary Prospectus, the Registration Statement (including any exhibit thereto) or the Prospectus or any amendment or supplement thereto);

            (iii) each of the Preliminary Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements and schedules and other financial and statistical data included therein, as to which no opinion need be rendered)

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      comply as to form in all material respects with the requirements of the
      Act and the Rules and Regulations; and

            (iv) this Agreement has been duly authorized, executed and delivered by the Company.

      The opinion of Underwriters' Counsel to be dated the Option Closing Date, if any, may confirm as of the Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

            (d) On the Closing Date and the Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Thompson & Knight, P.C., counsel to the Company, dated the Closing Date and the Option Closing Date, if any, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

            (i) (A) the Company and each of the Subsidiaries are duly organized and validly existing as corporations in good standing under the laws of the jurisdiction of their organization, and (B) the Company is duly qualified as a foreign corporation and in good standing in New York; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully-paid and non-assessable, and are owned of record by the Company; the outstanding shares of capital stock of the Subsidiaries are owned by the Company free and clear of all liens, encumbrances and security interests (except as described in the Prospectus), and, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for, any shares of capital stock of or ownership interests in any of the Subsidiaries are outstanding;

            (ii) the Company and each of the Subsidiaries have the corporate power to own, lease and operate their respective properties and to conduct their respective businesses as described in the Prospectus;

            (iii) the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization," subject to the assumptions set forth therein, and, except as provided for in this Agreement and as described in the Prospectus, to such counsel's knowledge, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities.

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      All shares of Common Stock of the Company issued and outstanding on the date hereof prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and non-assessable; and to such counsel's knowledge, none of such shares were issued in violation of any preemptive rights under the Texas Business Corporation Act, or similar statutory rights; and the capital stock of the Company, including, without limitation, the Common Stock, conforms in all material respects to the description thereof contained in the Prospectus. To such counsel's knowledge, the Firm Shares and the Option Shares are not and will not be subject to any preemptive rights under the Texas Business Corporation Act or similar statutory rights. The Firm Shares and the Option Shares being sold by the Company have been duly authorized and (with respect to the Shares being sold by the Company), when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable; and the certificates representing the Shares are in due and proper form. To such counsel's knowledge, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right, except as have been waived, to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company within 180 days of the date hereof or to require the Company to file a registration statement under the Act during such 180 day period;

            (iv) the Registration Statement is effective under the Act, and, if applicable, the filing of all pricing and other information has been timely made in the appropriate form under Rule 430A of the Rules and Regulations under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to such counsel's knowledge, threatened by the Commission;

            (v) the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the financial statements and schedules, related notes and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act;

            (vi) (A) to such counsel's knowledge, there is not pending or threatened against the Company or any of the

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      Subsidiaries, or involving any of their respective properties or businesses, any action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, that (y) is required to be disclosed in the Registration Statement and is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (z) questions the validity of the capital stock of the Company, this Agreement, the Warrant Agreement, or any action taken or to be taken by the Company pursuant to or in connection with this Agreement and (B) no statute or regulation or legal or, to such counsel's knowledge, governmental proceeding required to be described in the Prospectus is not described as required;

            (vii) the Company has the corporate power and authority to enter into this Agreement and the Warrant Agreement and to consummate the transactions provided for herein and therein; and this Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company. None of the Company's execution or delivery of this Agreement and the Warrant Agreement, its performance hereunder or its consummation of the transactions contemplated herein or therein or results or will result in any breach or violation of any of the material terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, pledge, security interest, or other encumbrance upon, any property or assets (tangible or intangible) of the Company or any of the Subsidiaries pursuant to the terms of (A) the corporate charter, operating agreement or by-laws or other governing instrument of the Company or any of the Subsidiaries, (B) to such counsel's knowledge, any voting trust agreement or any stockholders agreement, or any indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject, or (C) any statute, rule or regulation or, to such counsel's knowledge, any judgment, decree or order applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, the violation of which would have a Material Adverse Effect;

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            (viii) no consent, approval, authorization or order, and no filing with, any federal or state court, regulatory body, government agency or other body (other than such as have been effected under the Act and the Exchange Act and such as may be required under Blue Sky or state securities laws or the rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters, as to which no opinion need be rendered) is required in connection with the issuance of the Shares pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby;

            (ix) to such counsel's knowledge neither the Company nor any of the Subsidiaries is in violation of any term or provision of its corporate charter, operating agreement, or by-laws or other governing instrument;

            (x) the statements in the Prospectus under the captions "THE RECAPITALIZATION," "DIVIDEND POLICY," "-GOVERNMENT AND INDUSTRY REGULATION," "-TARIFFS AND DUTIES," "MANAGEMENT-EMPLOYMENT AGREEMENTS," "-1997 STOCK OPTION PLAN," "-BONUS PLAN," "401(K) PLAN," "-INDEMNIFICATION ARRANGEMENTS," "CERTAIN TRANSACTIONS," "SHARES ELIGIBLE FOR FUTURE SALE," and "DESCRIPTION OF CAPITAL STOCK" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, written contracts, or rules or regulations are correct in all material respects;

            (xi) the Company is not an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" for, an "investment company," as defined in the 1940 Act or subject to regulation under such Act; and

            (xii) The Representatives' Warrants will conform to their description in the Registration Statement and Prospectus and have been authorized, and, when issued and sold in accordance with the Warrant Agreement, will constitute the legal, valid, and binding obligations of the Company entitled to the rights and benefits of the Warrant Agreement, subject as to enforceability of the application of bankruptcy law or general principles of equity. The Underwriter's Warrant Shares have been validly authorized and reserved for issuance upon exercise of the Representatives' Warrants and, when issued in accordance with the Warrant Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights under the Texas Business Corporation Act.

      Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company

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and representatives of the independent certified public accountants for the
Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus no facts have come to the attention of such counsel that lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or any Preliminary Prospectus circulated by the Underwriters (other than information omitted pursuant to Rule 430A) or the Prospectus or any amendment or supplement thereto as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (it being understood that such counsel need express no view with respect to the financial statements and schedules, related notes, and other financial and statistical data included or incorporated by reference in any Preliminary Prospectus circulated by the Underwriters, the Registration Statement (including any exhibit thereto) or the Prospectus or any amendment or supplement thereto). In addition, such counsel shall state that they know of no contracts, leases or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference as required.

      The foregoing opinions may be limited to the laws of the State of Texas, the laws of Hong Kong and applicable United States federal law. In rendering the foregoing opinions, counsel may rely, to the extent they deem such reliance proper, on the opinions of other counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Texas. In rendering such opinions, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and the Subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested.

      For purposes of any of the opinions to be rendered by such counsel pursuant to this subsection d of Section 6, the term "to such counsel's knowledge" shall mean, to the extent that such opinion relates to a factual issue or to a mixed question of law

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and fact, that after examination of
documents in such counsel's files and considering the actual knowledge of the individual attorneys in such counsel's firm who have given substantive attention to matters on behalf of the Company, such counsel finds no reason to believe that any of such opinions is factually incorrect.

      The opinion of counsel to the Company, to be dated the Option Closing Date, if any, may confirm as of the Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

      (e) The Underwriters shall have received, on the Closing Date the favorable opinion of counsel to the Firm Selling Stockholder, dated the Closing Date, and on the Option Closing Date, if any, the favorable opinion of counsel to each of the Selling Stockholders addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

            (i) the Power of Attorney and the Custody Agreement of such Selling Stockholder have been duly authorized, executed and delivered on behalf of such Selling Stockholder and are valid instruments legally sufficient for the purposes intended;

            (ii) such Selling Stockholder has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Stockholder hereunder;

            (iii) this Agreement has been duly authorized, executed and delivered on behalf of the Selling Stockholder;

            (iv) upon the delivery of and payment for the Shares as contemplated in this Agreement, and upon registration of the Shares in the names of the Underwriters, the Underwriters will have acquired good and valid title to the Shares being sold by such Selling Stockholder free of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any lien in favor of the Company or any restriction on transfer imposed by the Company; and the owner of the Shares being sold by such Selling Stockholder hereunder, if other than the Selling Stockholder, is precluded from asserting against such Underwriters the ineffectiveness of any unauthorized endorsement.

      (f) On the Closing Date and the Option Closing Date, if any, the Underwriters shall have received the favorable opinion of patent counsel to the Company, dated the Closing Date and the

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Option Closing Date, if any, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

            (i) such counsel is not aware that any of the Company's patents is invalid or that any patent issued in respect of any of the Company's patent applications would be invalid;

            (ii) such counsel is not aware that any valid patent is infringed by the activities of the Company described in the Prospectus;

            (iii) such counsel is not aware of any material defects or form in the preparation or filing of patent applications on behalf of the Company. Such patent applications have been diligently pursued by the Company;

            (iv) such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patents, trademarks, trade secrets, know-how or other proprietary rights;

            (v) except as specifically disclosed in the Prospectus, such counsel is not aware of any pending or threatened action, suit, proceeding, or claim by others challenging the validity or scope of the patent applications or the patents held by or licensed to the Company;

            (vi) according to such counsel's records, the Company is listed or is in the process of being listed in the records of the appropriate foreign office as the sole holder of record of the foreign patents and foreign patent applications set forth in a schedule of such opinion. Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of such patents or patent applications.

      Such counsel shall also state that since at least 1993 it has represented the Company in the prosecution of all of its patents and that such counsel has participated in conferences with employees of the Company at which the Company's patents, patent applications and the contents of the Intellectual Property portion of the Registration Statement were discussed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except as to matters referred to in subparagraph (vi) of this Section 6(f)), on the basis of such conferences and such representation of the Company, nothing has come to the attention of such counsel which leads them

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to believe that the Intellectual Property portion of the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, and such portion of the Prospectus or any amendment or supplement thereto, on the date such Prospectus or amendment or supplement thereto was filed pursuant to Rule 424(b), and such portion of the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      For purposes of any of the opinions to be rendered by such counsel pursuant to this subsection (f) of Section 6, the term "to the best of such counsel's knowledge" shall mean, to the extent that such opinion relates to a factual issue or to a mixed question of law and fact, that after examination of documents in such counsel's files and considering the actual knowledge of the individual attorneys in such counsel's firm who have given substantive attention to matters on behalf of the Company, such counsel finds no reason to believe that any of such opinions is factually incorrect.

      The favorable opinion of patent counsel to the Company, to be dated the Option Closing Date, if any, may confirm as of the Option Closing Date the statements made in their opinion delivered on the Closing Date.

      (g) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such customary documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, the Selling Stockholders or herein contained.

      (h) Prior to each of the Closing Date and the Option Closing Date, if any,
(i) from the respective dates as of which information is set forth in the Registration Statement and Prospectus, there shall have been no developments that, individually or in the aggregate, have had a Material Adverse Effect; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of the Subsidiaries, from the latest date as of which the financial condition of the Company and the Subsidiaries is set forth in the Registration Statement and Prospectus, that, individually or in the aggregate, has had a Material Adverse Effect; (iii) neither the Company nor any of the

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Subsidiaries shall be in default under any provision of any instrument relating to any of their respective outstanding indebtedness; (iv) no material amount of the assets of the Company or any of the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus (including the exhibits to the Registration Statement); (v) no action, suit or proceeding, at law or in equity, shall have been pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries, or affecting any of their respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, or, to the Company's knowledge, threatened or contemplated by the Commission.

      (i) At each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officer, are threatened under the Act;

            (iii) none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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            (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries have incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of their respective businesses, any material liabilities or obligations, direct or contingent; the Company has not paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of the Subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any material change in the capital stock or long-term debt or any material increase in the short-term borrowings of the Company or any of the Subsidiaries; neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation that is pending or, to the knowledge of such officers, threatened against the Company or any of the Subsidiaries that is required to be set forth in an amended or supplemented Prospectus that has not been set forth; and there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been set forth.

      References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

      (j) At the Closing Date, the Underwriters shall have received a certificate of the Firm Selling Stockholder dated the Closing Date or, of each Selling Stockholder, dated the Option Closing Date, as applicable, to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as applicable, and such Selling Stockholder has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as applicable.

      (k) On the date of this Agreement, the Representatives shall have received a letter in form and substance satisfactory to the Underwriters and the Underwriters' Counsel addressed to the Underwriters and dated the date of this Agreement from Price Waterhouse and signed by such firm with respect to such matters as shall have been specified to such firm by the Representatives prior to the date hereof. At the Closing Date and the Option Closing Date, if any, the Underwriters shall have received from Price Waterhouse a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, reaffirming the statements made

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in the letter furnished by Price Waterhouse to the Underwriters concurrently with the execution of this Agreement, each such reaffirming letter to be in form and substance satisfactory to the Underwriters and the Underwriters' Counsel.

      (l) On each of the Closing Date and the Option Closing Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts the appropriate number of Shares.

      (m) No order suspending the sale of the Shares in any jurisdiction designated by the Representatives pursuant to subsection I(c) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or to the knowledge of the Representatives or the Company shall be contemplated.

      (n) The Underwriters shall have received the written agreements of the persons referred to in Section 1.I(ad) hereof.

      (o) The Shares delivered on the Closing Date or the Option Closing Date shall have been duly listed, subject to notice of official issuance, on the NASDAQ-NM.

      (p) The Company shall have executed the Warrant Agreement and shall have delivered properly executed Underwriter's Warrants to you simultaneously with the closing of the sale of the Firm Shares.

      If any condition to the Underwriters' obligations thereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elect, they may waive any such conditions that have not been fulfilled or extend the time for their fulfillment.

7.    INDEMNIFICATION AND CONTRIBUTION.

      (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary

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Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in strict conformity with written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering, and provided further that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus has not been furnished to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such Shares to such person.

      The indemnity agreement in this Section 7(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Company or the Selling Stockholder may otherwise have.

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      (b) Each Selling Stockholder agrees to indemnify and hold harmless each
Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Selling Stockholder contained in Section 1.II, or any untrue statement or alleged untrue statement of any material fact concerning such Selling Stockholder contained under the captions "The Recapitalization," "Certain Transactions" or "Business-Legal Proceedings" in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact concerning such Selling Stockholder required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading if made regarding such Selling Stockholder or in reliance upon information supplied to the Company by such Selling Stockholder; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or any such alleged untrue statement or any such omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter, directly or through you, specifically for use in the preparation thereof.

      The indemnity agreement in this Section 7(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Company or the Selling Stockholder may otherwise have.

      (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Selling Stockholder to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto made in reliance upon, and in strict conformity with, written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or

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supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering.

      The indemnity agreement in this Section 7(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company who has signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have. For purposes of this Agreement, the Company and the Selling Stockholder acknowledge that the statements with respect to the public offering of the Shares set forth under the heading "UNDERWRITING" and the stabilization legend in the Prospectus and the last paragraph on the outside front cover page of the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

      (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 (except to the extent that the omissions of such notice causes actual prejudice to the indemnifying party), or otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified parties and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably satisfactory to the indemnifying party or parties to assume such legal defenses and to otherwise participate in the defense of such action on behalf of

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such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party, representing all the indemnified parties under Section 7(a), 7(b) or 7(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided however that such consent shall not be unreasonably withheld.

      (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate loses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that, except as set forth in Section 7(f) hereof, the Underwriters are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company and the Selling Stockholder are responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who is not guilty of such fraudulent misrepresentation. This subsection (e) shall not be operative as to any Underwriter to the extent that the Company or the Selling Stockholder has received indemnity payments from such Underwriter

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under this Section 7 which
are not required to be returned pursuant to the order of any court of competent jurisdiction.

      (f) The liability of each Selling Stockholder under the representations and warranties contained in Section 1 hereof and under the indemnity agreements contained in the provisions of this Section 7 shall be limited in the aggregate to an amount equal to the initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by the Selling Stockholder. The Company and the Selling Stockholders may agree, as between themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

      (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including without limitation the provisions of this Section 7, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7 and further agree not to attempt to assert any such defense.

8.    REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.

      All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant thereto shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements, and the indemnity and contribution agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, the Selling Stockholders or any controlling person, and shall survive termination of this Agreement or the issuance or sale and delivery of the Shares to the Underwriters.

9.    EFFECTIVE DATE.

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      This Agreement shall become effective at 9:30 a.m., Eastern Time, on the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public, provided, however that the provisions of Sections 5, 7 and 9 of this Agreement shall at all times be effective. For purposes of this Section 9, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representatives of telegrams to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement that is subsequently published relating to the Shares.

10.   TERMINATION.

      (a) Subject to subsection (d) of this Section 10, the Company may at any time before this Agreement becomes effective in accordance with Section 9, terminate this Agreement.

      (b) Subject to subsection (d) of this Section 10, the Representatives shall have the right to terminate this Agreement, (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Representatives' opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the NASDAQ-NM or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by the State of Texas, the State of New York, the Commonwealth of Massachusetts or any federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or (vi) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act that, whether or not such loss shall have been insured, will, in the Representatives' reasonable opinion, make it inadvisable to proceed with the delivery of the Shares; or (vii) if there shall have been a Material Adverse Effect.

      (c) If any party hereto elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, such party shall notify, on the same day as such election is made, the other parties hereto in accordance with the provisions of Section 13 hereof.

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      (d) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Sections 5, 7 and 9 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11.   SUBSTITUTION OF THE UNDERWRITERS.

      If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 6, Section 10 or Section 12 hereof) to purchase the Shares that it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representatives shall use their best efforts within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24 hour period, then:

      (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

      (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Shares and arrangements satisfactory to the Representatives for the purchase of the Defaulted Securities are not made within 36 hours, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters. The Company or the Selling Stockholder may assist the Representatives in making such arrangements by procuring another party satisfactory to the Representatives to purchase the Defaulted Securities on the terms set forth herein.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

      In the event of any such default that does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

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12.   DEFAULT BY THE COMPANY OR THE SELLING STOCKHOLDERS.

      If the Company or either of the Selling Stockholders, as applicable, shall fail at the Closing Date or the Option Closing Date, as applicable, to sell and deliver the number of Shares that it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on the Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' several obligations to purchase Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5 and Section 7 hereof. No action taken pursuant to this Section shall relieve the Company or the Selling Stockholder from liability, if any, in respect of such default.

13.   NOTICES.

      All notices and communications hereunder may be mailed or transmitted by any standard form of telecommunication and, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given when delivered to a notice party hereto at the address specified herein or at the address subsequently communicated in writing to the notice parties. Notices to the Underwriters shall be directed to the Representatives c/o Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts 02108, Attention:
L.J. Fuiks, Managing Director, with a copy to Glenn D. Smith, Esq., c/o Stroock & Stroock & Lavan LLP, 2029 Century Park East, Suite 1800, Los Angeles, California 90067- 3086. Notices to the Company shall be directed to DSI Toys, Inc., 1100 West Sam Houston Parkway (North), Suite A, Houston, Texas 77243,
Attention: Chairman, with a copy to Michael L. Bengtson, Esq., c/o Thompson & Knight, P.C., 1700 Pacific Avenue, Suite 3300, Dallas, Texas, 75201. Notices to the Firm Selling Stockholder shall be directed to The Tommy Moss Living Trust, 1001 Fannin, Suite 3700, Houston, Texas 77002, Attention: Myron M. Sheinfeld, Trustee, with a copy to Adam P. Schiffer, c/o Vinson & Elkins, L.L.P., 1001 Fannin Street, Suite 2300, Houston, Texas 77002. Notices to the Option Selling Stockholders shall be directed to Hibernia Corporation, 313 Carondelet Street, New Orleans, Louisiana 70130, Attention: Thomas B. Hoyt, with a copy to Phelps Dunbar, L.L.P., Texaco Center, 400 Poydras Street, New Orleans, Louisiana 70130,
Attention: Virginia Boulet. In each case a notice party may change its address for notice hereunder by a written communication to the other notice parties.

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14.   PARTIES.

      This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Selling Stockholders, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

15.   CONSTRUCTION.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES.

16.   COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

17.   ENTIRE AGREEMENT.

      This Agreement and the Schedules hereto contain the entire agreement between the parties hereto in connection with the subject matter hereof and supersede all prior agreements, written or oral, with respect to such subject matter.

18.   AMENDMENT.

      This Agreement and the Schedules hereto may not be amended, modified or altered without the written agreement of the Company, the Selling Stockholder and the Representatives. If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

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                              Very truly yours,

                              DSI TOYS, INC.

                              By:   /S/ M.D. DAVIS
                                    NAME:  M.D. Davis
                                    TITLE:  Chairman


                              SELLING STOCKHOLDERS LISTED ON
                              SCHEDULE B HERETO


                              THE TOMMY MOSS LIVING TRUST

                              By:   /S/ M.D. DAVIS
                                    NAME:  M.D. Davis
                                    TITLE:  Attorney-in-fact


                              HIBERNIA CORPORATION

                              By:   /S/ THOMAS V. YARNELL
                                    NAME:  Thomas V. Yarnell
                                    TITLE:  Attorney-in-fact

CONFIRMED AND ACCEPTED AS OF
THE DATE FIRST ABOVE WRITTEN

TUCKER ANTHONY INCORPORATED
SUTRO & CO. INCORPORATED

By:   TUCKER ANTHONY INCORPORATED

      By:   /S/ L.J. FUIKS
            Title:  Managing Director

For themselves and on behalf of and as the Representatives of the other Underwriters named in Schedule A hereto.

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                              SCHEDULE A

                                                                    NUMBER OF
NAME                                                               FIRM SHARES
----                                                               -----------

Tucker Anthony Incorporated ....................................         980,000
Sutro & Co. Incorporated .......................................         980,000

Alex Brown & Sons Incorporated .................................          60,000
Donaldson, Lufkin & Jenrette Securities Corporation ............          60,000
Oppenheimer & Co., Inc. ........................................          60,000
PaineWebber Incorporated .......................................          60,000

Adams, Harkness & Hill, Inc. ...................................          40,000
Advest, Inc. ...................................................          40,000
Arnhold and S. Bleichroeder, Inc. ..............................          40,000
Robert W. Baird & Co. Incorporated .............................          40,000
J.C. Bradford & Co. ............................................          40,000
Crowell, Weedon & Co. ..........................................          40,000
Everen Securities, Inc. ........................................          40,000
Fahnestock & Co. Inc. ..........................................          40,000
First of Michigan Corporation ..................................          40,000
Friedman, Billings, Ramsey & Co., Inc. .........................          40,000
Gerard Klauer Mattison & Co., Inc. .............................          40,000
Hoak Breedlove Wesneski & Co. ..................................          40,000
Jeffries & Company .............................................          40,000
McDonald & Company Securities, Inc. ............................          40,000
Morgan Keegan & Company, Inc. ..................................          40,000
Pennsylvania Merchant Group Ltd. ...............................          40,000
Principal Financial Securities, Inc. ...........................          40,000
Rauscher Pierce Refsnes, Inc. ..................................          40,000
Raymond James & Associates, Inc. ...............................          40,000
The Robinson-Humphrey Company, Inc. ............................          40,000
                                                                       ---------
                                                                       3,000,000

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                                   SCHEDULE B

                                     NUMBER OF                     NUMBER OF
NAME                                FIRM SHARES                  OPTION SHARES
----                                -----------                  -------------

FIRM SELLING STOCKHOLDER

The Tommy Moss Living Trust          500,000                        281,000

OPTION SELLING STOCKHOLDER

Hibernia Corporation                    --                          150,000

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                                   SCHEDULE C

NAME
----

Jack R. Crosby                          Stanley So Chun Ming
The Tommy Moss Living Trust             Polly Leung Po Yin
Hibernia Corporation                    Jender Chan Wai-Ha
Joseph N. Matlock                       Jackson Chu Chun Yuen
M.D. Davis                              Elsa Chow Shuk Mei
Conrad/Colins Merchant Banking          Georgiana Chan Kwan Yee
  Fund, Inc.                            Linda Jackson
Douglas A. Smith                        Paul Tsui Ming Kai
Ross W. & Frances B. Vick, Jr.          Alex lu Cheung Kit
Robert C. & Gail B. Thomas              Tommy Yau Wing Kong
Mervyn Lapin                            Jane Mary Yi Yung Yee
Delbert B. & Iris Johnson               Chow Yuk Ha Can
Judy and Ron Girotto                    Shirley Cheang Man I
Edward Kahn - D&E Sales &               Phoebe Lou Shuk Ling
  Marketing                             Yan Pui Han
Duane D'Agostino- D&E Sales &           Clarence Mak Wai Shing
  Marketing                             Andy Hing Tsan Choi
Jan E. Vernie                           Mervyn Lapin
Thinh & Vivian Doan                     Joe L. Savoy
Loyd W. Harlan                          Conrad/Collins Merchant
Thomas V. Yarnell                         Banking Group Ltd.
Steve & Angela Yen                      Barry B. Conrad
Magdalena B. Aganon                     Floyd W. Collins
Stewart E. & Janet R. Angst             Rust Capital, Ltd.
Diane Haake
David W. Jones, Jr.
Amanda Kindt
Thomas A. & Janet L. Kuhl
Michael R. Moss
DLJSC IRA FBO Susan M. Neville
Thomas W. Neville
Allen R. Payne
Virginia Robichaux
Roland Rosilez
Margie A. Walberg
Waymon & Barbara Wittman
Richard R. Neitz
Holly Investments Limited
  Partnership
Dale & Peggy Chen
Linda Jackson
Neil & Kathleen Austrian
Neil Austrian Sr.
Robert Lemer

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